AMENDMENT
                             DATED FEBRUARY 29, 2008
                                     TO THE
                                DISTRIBUTION PLAN
                             BETWEEN RYDEX ETF TRUST
                          AND RYDEX DISTRIBUTORS, INC.
                              DATED APRIL 11, 2003,
                                   AS AMENDED

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                                  AMENDMENT TO

                                    EXHIBIT A

                                     TO THE

                                DISTRIBUTION PLAN

                        DATED APRIL 11, 2003, AS AMENDED,

                                     BETWEEN

                                 RYDEX ETF TRUST

                                       AND

                            RYDEX DISTRIBUTORS, INC.

The following amendment is made to EXHIBIT A of the Distribution Plan between Rydex ETF Trust (the "Trust") and Rydex Distributors, Inc., dated April 11, 2003, as amended to date (the "Agreement"), and is hereby incorporated into and made a part of the Agreement:

EXHIBIT A of the Agreement is amended, effective February 29, 2008, to read as follows:

                                    EXHIBIT A

                              DATED APRIL 11, 2003
                        AS LAST AMENDED FEBRUARY 29, 2008

                                 RYDEX ETF TRUST
                                DISTRIBUTION FEES

     FUNDS
     Rydex S&P Equal Weight ETF
     Rydex Russell Top 50(R) ETF
     Rydex S&P 500 Pure Growth ETF
     Rydex S&P 500 Pure Value ETF
     Rydex S&P MidCap 400 Pure Growth ETF
     Rydex S&P MidCap 400 Pure Value ETF
     Rydex S&P SmallCap 600 Pure Growth ETF
     Rydex S&P SmallCap 600 Pure Value ETF
     Rydex S&P Equal Weight Consumer Discretionary ETF
     Rydex S&P Equal Weight Consumer Staples ETF
     Rydex S&P Equal Weight Energy ETF
     Rydex S&P Equal Weight Financials ETF
     Rydex S&P Equal Weight Health Care ETF
     Rydex S&P Equal Weight Industrials ETF
     Rydex S&P Equal Weight Materials ETF
     Rydex S&P Equal Weight Technology ETF
     Rydex S&P Equal Weight Utilities ETF
     Rydex 2x S&P 500 ETF
     Rydex Inverse 2x S&P 500 ETF
     Rydex 2x S&P MidCap 400 ETF

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     Rydex Inverse 2x S&P MidCap 400 ETF
     Rydex 2x S&P SmallCap 600 ETF
     Rydex Inverse 2x S&P SmallCap 600 ETF
     Rydex 2x Russell 2000(R) ETF
     Rydex Inverse 2x Russell 2000(R) ETF
     Rydex 2x S&P Select Sector Consumer Discretionary ETF
     Rydex Inverse 2x S&P Select Sector Consumer Discretionary ETF Rydex 2x S&P Select Sector Consumer Staples ETF
     Rydex Inverse 2x S&P Select Sector Consumer Staples ETF
     Rydex 2x S&P Select Sector Energy ETF
     Rydex Inverse 2x S&P Select Sector Energy ETF
     Rydex 2x S&P Select Sector Financials ETF
     Rydex Inverse 2x S&P Select Sector Financials ETF
     Rydex 2x S&P Select Sector Health Care ETF
     Rydex Inverse 2x S&P Select Sector Health Care ETF
     Rydex 2x S&P Select Sector Industrials ETF
     Rydex Inverse 2x S&P Select Sector Industrials ETF
     Rydex 2x S&P Select Sector Materials ETF
     Rydex Inverse 2x S&P Select Sector Materials ETF
     Rydex 2x S&P Select Sector Technology ETF
     Rydex Inverse 2x S&P Select Sector Technology ETF
     Rydex 2x S&P Select Sector Utilities ETF
     Rydex Inverse 2x S&P Select Sector Utilities ETF

     DISTRIBUTION FEES

     Distribution Services........ twenty-five basis points (.25%)

     CALCULATION OF FEES

     Distribution fees are based on a percentage of the Funds' average daily net assets attributable to Shares of the Funds.

                          ADDITIONS ARE NOTED IN BOLD.